Exhibit 99.2

October 2009

Safe Harbor Statement
 Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as “expect”, “anticipate”, “should” and similar words are indicating uncertainty in facts, figures and outcomes. While
 AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and other reports filed by the
 Company with the Securities and Exchange Commission.

Aspen Bio Pharma

AspenBio Focus

Human

Our Human Health Division is addressing the difficult challenge of diagnosing appendicitis in the hospital emergency department setting.

Veterinary

Molecular Ingenuity Creating Novel Clinical Solutions!

Appendicitis
Test Platform
•First of kind
•Blood based
•Rapid
•IP Protected
• Dedicated Instrument
and Consumables
Reproductive
Science
•Animals of economic
importance
•IP Protected
•Recombinant Protein Drug
platform
•Enhances reproductive
efficiency
AspenBio Pharma’s mission is to
be a leader in the development
and commercialization of
innovative products that address
unmet diagnostic and therapeutic
needs in both Human and Animal
Health.
Our Animal Health Division is
focused on therapeutic
proteins that support
reproductive efficiency in non
-companion animals.

Human Health

Aspen Bio Pharma

Inflamed appendix
1

- Left untreated, an inflamed appendix can burst or "perforate," spilling infectious materials into the peritoneal cavity which can result in serious medical complications and even death.

5

What is Appendicitis?
▪ Inflammation of the appendix usually resulting from a
 bacterial infection within the lumen.
▪ It is a serious medical emergency which typically
 requires surgery.
▪ Recent Good Morning America story highlighted the
 life threatening nature of appendicitis:
 http://abcnews.go.com/video/playerIndex?id=8154374
Appendicitis is the Most Common Reason for Abdominal Surgery
Prevalence Data
 ▪ Effects 9% men and 7%
 women in their lifetime.
 ▪ More than 300K emergency
 surgeries in US/year

6

• Current estimate ~320K appendectomies per year in
 the US*
• Estimates of up to 8-10% of surgeries remove a
 normal appendix (~24,000)
• Avg. 18% of patients mis-diagnosed and sent home
 with appendicitis**
• We see ranges of 25%-30% of appendicitis cases not
 diagnosed in time, resulting in perforated appendix &
 emergency surgery
• Gynecological issues makes female diagnosis difficult
 resulting in 2x as many appendectomies as men, with
 ~ 50% eventually confirmed NOT having appendicitis
**Graff, et al, study
Alvarado Score
Symptoms   Score
Migratory right iliac fossa pain       1
Nausea / Vomiting    1
Anorexia        1
Signs
Tenderness in right iliac fossa     2

Rebound tenderness in right iliac fossa   1

Elevated temperature   1

Laboratory findings
Elevated WBC   2

Increased neutrophils   1
CT Scan
ER…quick decisions with imperfect information!
10M patients/year enter ER
w/Abdominal
pain
*CDC 2006 data

Aspen Bio Pharma

CT Scan Rate
Negative Appendectomy Rate
90
80
70
60
50
40
30
20
10
0
1998
1999
2000
2001
2002
2003
2004

Trends in Appendicitis Management

1. Historically, appendicitis was a clinical
 diagnosis with a negative appendectomy
 rate (NAR) of ~16%.
2. In 1998, the use of CT was incorporated
 into the diagnostic algorithm.
3. Use of CT grows exponentially but
 incremental benefits are minimal.
4. Risks and limitations of CT identified;
 however few alternatives exist for ED
 physicians and surgeons.
1
2
3
4
Source: American Journal of Emergency Medicine (2008) 26, 39-44
CT being over-prescribed
 because of the lack of an
 effective “screening”
 alternative.

Despite Advances…

Cost
Cost for abdominal
CT ranges from
$200 - $2000****
Safety
0.4% - 2% of all
cancers in the US will
be caused by CT***
…There is a Need for a More Effective Screening Tool!
Sources:
 *American Journal of Emergency Medicine 2008; 26, 39-44
 **Surgery 2008;144:276-82
 ***N Engl J Med 2007;357:2277-84
****Emerg Radiol 2008;15:23-28 and Company estimates
Indiscriminant Use
CT in diagnosing
appendicitis is
overused with
diminishing
benefits ..**
CT initially reduced
Negative
Appendectomy Rate,
but trend flattened in
recent years.

Aspen Bio Pharma

MRP 8/14
CA502
CA501
CA502
CA501
N
C
C
N

- MRP is a neutrophil derived marker, triggered by inflammation and infection
- The pathophysiology of appendicitis ideal for MRP release
- Sensitivity and NPV make MRP an excellent marker for the AppyScore assay.
- Product profile elicited a very positive physician response (PriceSpective)

Our Science

Appendicitis Progression
Myeloid-related protein
(MRP) 8/14
AspenBio has patented this marker as a “aid in diagnosing Appendicitis”
AspenBio did exhaustive proteomics differential
screens and identified >400 up-regulated proteins
in diseased appendix tissue.

Aspen Bio Pharma

20 Cut-off Value			14 Cut-off Value		
Sensitivity	**Specificity**	**NPV**	**Sensitivity**	**Specificity**	**NPV**
77%	48%	81%	90%	33%	87%

AppyScore ELISA Assay

Analysis of 15 other diagnostic tests
approved for the “aid in the diagnosis
of…”
 •Sensitivity Ranges of 60-96%
 •Specificity Ranges of 32-100%
 •NPV Ranges of 80-96%
Our primary research through PriceSpective, utilizing the
product specifications above, indicated strong acceptance
of the clinical utility of AppyScore.

How AppyScore Fits in the Workflow

Patient
experiencing acute
abdominal pain
Emergency
Room
10.3 M Patients
X
AppyScore
Standard Lab
Workup
5.6 M Patients
Abdominal CT
1.5 M Patients
Appendectomies
320k Patients
256 k CT’s
Other Diagnosis
6.4M Patients
1.2 M CT’s
X
+
Idiopathic
3.6M Patients
0 CT’s
Source: Calendar year 2005-2006 visits from the National Hospital Ambulatory Care Survey (NHAMCS).
Counts are annualized over the two-year period.
Patient
experiencing acute
abdominal pain
Emergency
Room
10.3 M Patients
Standard Lab
Workup
5.6 M Patients
Abdominal CT
2.5 M Patients
Appendectomies
320k Patients
256 k CT’s
Other Diagnosis
6.4M Patients
1.2 M CT’s
Idiopathic
3.6M Patients
1.0 M CT’s
Current Standard of Care
New Standard of Care with AppyScore
Opportunity to take out significant
portion of these CT Scans!
-

Aspen Bio Pharma

US Market Opportunity

10+ M patients enter hospital emergency departments for abdominal pain
5.6 M patients receive CBC and AppyScore
AppyScore will help manage this funnel!

US Market Estimates for Hospital Segment is 5.6 M Tests!
(Excludes Primary Physician, OB/GYN, and Urgent Care Channels)
CT scan given only to
patients who
need it

Aspen Bio Pharma

Number of Tests per Year (M)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
North America
W. Europe
Japan
ROW
Total

Total Available Market (TAM)Estimates
Based on 5.6M Tests in the US and Global IVD Market Share (Kalorama)
5.6
3.3
1.4
2.4
12.7

Aspen Bio Pharma

Early Pricing Work

PriceSpective
Value Strategy Consultants

Physicians	Payers	Providers
• Emergency Department heads • General and Pediatric Surgeons • Primary Care Physicians	• CMS Coding Expert • Hospital System Purchasing Director • Medicare Experts	• Hospital Lab Directors • Medical Directors

Aspenbio engaged
PriceSpective, experts in
biopharmaceutical pricing
and value capturing
strategies
Utilizing the Appy product
specifications PS conducted
32 interviews in the US and
15 in main European
countries
Extensive
“blind”
Interviews
Interviewees included many highly published key opinion leaders in their respective area of expertise including appendicitis management.

Market Research in the US and
EU Confirms the Need for AppyScore

 “There are problems with the whole system; CT scan with contrast is taking too long; it is a 5 hour ordeal. CT without contrast is much faster, but the sensitivity is low; most of radiologists don’t do that. There is a need for a more specific rule in/out test.”
        - ER Physician
“The current unmet need is in accuracy of diagnosis; it takes time to perform CT scan and the cost of CT is high.”
      - Surgeon
“Principal advantages of [test] will be better discrimination of patients who require surgical intervention from those who do not; reduced healthcare costs in achieving this better discrimination from fewer unnecessary surgeries, and less chance of medical errors.”
      - Lab Director
 “If they are accepted [by physicians] as necessary tests, we will cover them.”
       - Payer

Findings from PriceSpective’s Work
• Physician value rating range from 2.5 to 7, with
 an average of 5.7 on the 1 to 7 scale
 • The high ratings are based on convenience, a blood
 -based assay and clinical specificity
 • The two lower ratings, were based on the desire for
 more information on patient demographics
• Physicians say they would initially use it in
 patients that are more difficult to diagnose,
 …young children, women, and the elderly
• Payers’ value rating ranged from 2 to 6.5 with an
 average of 4.5 on a 1 to 7 scale
• Unprompted, payers state that they would
 not manage the use of the AppyScore™
 • It would be included in bundled DRG payments
 • Managing emergency care utilization is difficult
 because payers are reluctant to interfere in life-
 threatening situations
Very
Valuable
Not
Valuable
1
7
Physician Average (5.7)
4
Please rank the value of this product on a scale of 1-7, where 1 is not valuable at all and 7 is very valuable.
Max
Min
Payer Average (4.5)
“AppyScore …second highest initial product approval we have ever seen!”

Aspen Bio Pharma

PriceSpective
Similar Product Analysis
Economic Modeling

Pricing… a triangulation approach

1. PriceSpective Analysis
     supports AppyScore should
     follow “pharmaceutical”
     versus IVD model.
2. Our own economic modeling
     on value to the health care
     supports this theory.
3. As the first, blood based
     test, with a dedicated
     instrument and cassette,
     specifically FDA approved as
     an “aid in the diagnosis of
     appendicitis,” we believe the
     product will support premium
     pricing.
Independent,
Expert, value-
based analysis
Analysis of
Products with
similar value
characteristic
Value based on
savings to the
healthcare cost
structure

Aspen Bio Pharma

Pharma Market Stakeholders

Providers

Policy Makers &
Influencers
Physician
Community
Payers
Patients

•FDA
•MAB
•Publication
•Emergency
Physicians
•Surgeons
•Pricing Study
•Pricing Study

“Build a Company”
• Market own brand
• Build/Lease sales force
License
• Assay for adoption on
 existing platforms
Sales & Distribution
 Partnership
• Marketing partnerships

Commercial Options
Value
Drivers
Support
Option A
A
B
C
• Target Market easily reachable with
 moderate sized sales force.
• Top 30 US metropolitan areas
 represent >40% of US Market.

Regulatory Update
• 800 patient Pivotal trial completed in Dec 2008. (Utilizing ELISA format)
• Trial Demonstrated:
 • Fundamental analytical performance to be robust and repeatable.
 • Clinical utility that supports the intended use claim
• 510(k) filed in June 2009
• Probable label intended use: “to be used as an aid to rule out the diagnosis of appendicitis”
• FDA response received August, 2009: Supplemental trial underway
• Internal schedule for clearance is late Q1 - early Q2 2010 (assuming de novo classification of device)
• Instrument/Cassette trials will commence in Q2 2010, with ELISA as predicate device
• AppyScore Instrument/Cassette 510(k) to be filed late 2010, with commercialization to follow FDA clearance.

21

 Product Profile
• Fully-integrated assay system for
 near patient testing
• Results in ~15 minutes
• Industrial product designed to
 significantly reduce operator
 dependence
• Hospital LIS interface
• Feasibility completed and final specs
 being set
• Rapid assay clinical trial estimated to
 commence Q1 2010

Getting to Market…Key Milestones

Submit 510(k)
to FDA for ELISA
Expected FDA
clearance on
ELISA
Q2 09
Q4 09
Late Q1-
Early Q2 '10
Commence rapid
assay clinical
trial
Q1 10
Complete rapid
assay product
development
Submit 510(k)
to FDA for rapid
assay
Q3 10
Q1 2011
Rapid assay
clearance and
product launch
Completed

Veterinary Science

Aspen Bio Pharma

Declining Pregnancy Rates
in Dairy Cows
ConceptionRate (%)
51
49
47
45
43
41
39
37
35
1990
1994
1998
2002
2006

Milk Production

Significantly impacts economics for producers!
Basic Facts:
▪ There are ~ 9 Million dairy cows in the U.S. (125 million
 worldwide)
▪ Their pregnancy optimizes milk production
▪ Breeding is costly: Every year, dairy cows receive ~20 million
 AIs (Artificial Inseminations) at $42 - $105 each
Problem:
▪ Intensive dairy herd management has negatively impacted
 pregnancy rates
▪ Pregnancy rates have dropped from 80% to mid 30’s per AI
▪ This wastes critical time, money, and productivity
▪ Cost of culling cows due to poor reproduction: $1.2B annually
 (est.)
Source: DHI-Provo

Aspen Bio Pharma

Licensed from Washington University

(12) United States Patent
Boime et al.

(10) Patent No.: US 6,238,890 B1
(45) Date of Patent: *May 29, 2001

(54) SINGLE CHAIN FORMS OF THE GLYCOPROTEIN HORMONE QUARTET

(75) Inventors: Irving Boime, St. Louis, MO (US); William R. Moyle, Piscataway, NJ (US)

(73) Assignee: Washington University, St. Louis, MO (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 0 days.

This patent is subject to a terminal disclaimer.

(21) Appl. No.: 08/918,288

(22) Filed: Aug. 25, 1997

Related U.S. Application Data

(58) Field of Search

(56) References Cited

U.S. PATENT DOCUMENTS

FOREIGN PATENT DOCUMENTS

OTHER PUBLICATIONS

* cited by examiner

(57) ABSTRACT

Single chain forms of the glycoprotein hormone quartet, at least some members of which are found in most vertebrates, are disclosed. The α and β subunits of the wild-type heterodimers or their variants or their fragments are covalently linked, optionally through a linker moiety. Some of the single-chain forms are agonists and others antagonists of the glycoprotein hormone activity.

40 Claims, 28 Drawing Sheets

Animal Health Reproductive Science

•Exclusive license of patented technology
•Single-chain recombinant gonadotropins
•Demonstrated highly robust stability
•Delivers precise activity for improved pregnancy maintenance
AspenBio’s platform technology uses a proprietary
linker that enables recombinant production of single
chain proteins that are replacements for depleted
gonadotropins LH and FSH.

Aspen Bio Pharma

NOVARTIS ANIMAL HEALTH

Aspen Bio Pharma

Strategic Partnership
• License and Development relationship focused on product for bovine reproduction
• Collaboration covers bLH and bFSH which has a US market potential of $230M
• Novartis and Aspen share development expenses 65%/35% respectively

A Perfect Partner for Advancing Aspen’s Single Chain Technology to Market

Animal Health Portfolio
Products in Partnership	Solves What?	US Revenue Potential
BoviPure-LH	Ovulation, dairy pregnancy rates	$100-200 M
BoviPure-FSH	Superovulation	$20-30 M
In Development	Solves What?	US Revenue Potential
EquiPure-LH	Timed Breeding	TBD
EquiPure-FSH	Superovulation, transition	TBD
OviPure-LH, FSH	Off-season Breeding Superovulation	TBD
Early Development	Solves What?	US Revenue Potential
rhCG/rPMSG for Swine	Timed Breeding, cycling in Swine	TBD
rhCG	Ovulation-all species	TBD
rPMSG	Timed Breeding, cycling	TBD

Key Statistics: APPY (NASDAQ CM)
Mrq estimates as of June 2009
Stock Price (10/9/09)	$2.01
Avg. Daily Vol. (3mo.)	137,000
Shares Out. (mrq)	32.2M
Shares Out. (*)	37.4M
Fully-diluted (mrq)	37.0M
Public Float, est. (mrq)	29.4M
Institutional Holdings, est.	40%
Insider Holdings, est.	23%
Cash & Equiv. (est. 10-09*)	~$18M
Total Assets (mrq)	$18.5M
Total Liabilities (mrq)	$6.0M

Monthly Burn-Rate (avg.)	~$880K
mrq (most recent quarter)
* - Includes recently announced offering
of 5,155,000 common shares

Daryl J. Faulkner    Chief Executive Officer, Executive Chairman and Director
Daryl Faulkner has more than 25 years experience in developing and commercializing medical devices, drug and drug delivery systems, life science research tools and molecular diagnostics. He most recently served as president, CEO and member of the board of directors of Digene Corporation, acquired by Qiagen in July
2008. He has continued to serve as a consultant to Qiagen. Prior to joining Digene, Mr. Faulkner spent eight years with Invitrogen (now merged as Life
Technologies Corp., a Nasdaq-traded company) . Mr. Faulkner’s career also includes15 years with the Fortune 100 company Abbott Laboratories. Mr. Faulkner currently serves as a member of the board of directors of Osmetech, an emerging molecular diagnostics company.
Greg Bennett  Vice President of Product Development and Manufacturing
Mr. Bennett brings to AspenBio Pharma 25 years of experience in product design and development focused in cassette and instrument test formats, including point-of-
care (“POC”) and home test products. He recently served as general manager of Cholestech’s operations following the company’s acquisition by Inverness Medical
Innovations, Inc., in 2007. At Cholestech, Mr. Bennett served as vice president of research and development where he was responsible for the development and launch of its cholesterol instrument and cartridge system for POC use. Prior to his six years with Cholestech / Inverness, Bennett spent 12 years with LifeScan, Inc., a
Johnson & Johnson Company, where he served in increasing levels of responsibility and lastly as director of process development engineering. At LifeScan, he led the group responsible for the process development, scale-up and commercialization of several blood glucose monitoring devices. Bennett earned his B.S. in Mechanical
Engineering from the University of Wisconsin, and has received specialized training in Process Excellence/Six Sigma and Stanford Executive Training - Corporate Finance
and Portfolio Management.

Robert F. Caspari, MD    Chief Operating Officer / Chief Medical Officer
Robert Caspari brings to AspenBio Pharma more than 25 years of experience in drug and diagnostic product development and commercialization. He most recently served as CEO of Living Cell Technologies, a publicly traded biotech company focused on cellular therapy for Type I diabetes and neurological disorders. He was previously president and CEO of Aurogen, a privately held biotech company involved in drug development for neurological disorders. Dr. Caspari has also served as senior vice president of commercial operations and medical affairs at Myogen (now a unit of Gilead Sciences, traded on the Nasdaq), and as vice president and general manager of biopharmaceuticals at Novo Nordisk Pharmaceuticals. Dr. Caspari received a B.A. in psychology from UCLA and his medical degree from
Georgetown University.
Jeffrey G. McGonegal     Chief Financial Officer
Jeffrey McGonegal joined AspenBio Pharma as CFO in 2003. He has more than 30 years experience in accounting and developing public companies. Mr. McGonegal serves in limited capacities both as Senior Vice President — Finance of Cambridge Holdings, Ltd., a holding company with limited activities and as Chief Financial Officer of PepperBall Technologies, Inc. For 23 years he was in accounting with BDO Seidman LLP and his last position with that firm was managing partner of the Denver,
Colorado office. Mr. McGonegal graduated from Florida State University with a B.A. in accounting
Gregory Pusey Vice Chairman / Vice President Investor Relations
Gregory Pusey became a director of AspenBio Pharma, Inc. in February 2002, Chairman in May 2003 and in January 2009 became the Vice Chairman , a newly created position. Mr. Pusey has been helping develop and advance small public companies for approximately 30 years. Mr. Pusey is  a director of PepperBall Technologies, Inc., a publicly held provider of non-lethal technology.  Since 1988, Mr. Pusey has been the President and a director of Cambridge Holdings, Ltd. which has limited activities.
Mr. Pusey is secretary and a director of Bactolac Pharmaceutical, Inc., a privately held company engaged in manufacturing and marketing of vitamins and nutritional supplements. Mr. Pusey graduated from Boston College with a BS degree in finance.
Mark Colgin, PhD     Chief Scientific Officer
Mark Colgin was appointed Chief Scientific Officer of the Company in February 2009. Dr. Colgin joined the Company in September 2000 and served as Director of
Recombinant Technology until he was promoted to Chief Scientist in January 2003.  Prior to joining the Company, his areas of research included the characterization and artificial synthesis of spider silk proteins, regulation of gene expression, neurovirology and gene delivery systems.  Dr. Colgin received a B.S. in Biochemistry and a
Ph.D. in Molecular Biology from the University of Wyoming.

Aspen Bio Pharma

ARCHIVES
SURGERY
JAMA

Clinical
Infectious
Diseases

ARCHIVES
SURGERY

Newly Formed Medical Advisory Board
David Flum, MD, MPH is a leading gastrointestinal surgeon and outcomes researcher at the University of Washington.  He holds the rank of
Professor in the Schools of Medicine and Public Health and serves as the Director of the Surgical Outcomes Research Center
(SORCE) at the University of Washington.  He has a Masters in Public Health in the field of health services research.  Dr. Flum serves as
Medical Director of the Surgical Care and Outcomes Assessment Program (SCOAP), a quality of care improvement program providing hospital-
specific data feedback and best practices regarding processes of care and outcomes across the Pacific Northwest.  He is also one of the Principal
Investigators of the Longitudinal Assessment of Bariatric Surgery (LABS) study-the first NIH-funded study in bariatric surgery aimed at addressing fundamental issues in the field.  He is the contributing editor for surgery at the Journal of the American Medical Association, serves on the editorial board of the journal Surgery for Obesity and Related Disease, and is a member of the Executive Leadership of the American College of
Surgeons Research Committee.
Douglas K. Owens, MD, MS is a general internist and a Professor of Medicine and of Health Research and Policy at Stanford
University, where he directs the Program on Clinical Decision Making and Guideline Development at the Center for Primary Care and Outcomes
Research (PCOR).  Dr. Owens also directs the Stanford University-UCSF Evidence-Based Practice Center funded by the Agency for Healthcare
Research and Quality (AHRQ).  Dr. Owens’ research interests include diagnostic test evaluation, evidence synthesis, technology assessment, cost-
effectiveness analysis and guideline development.  Dr. Owens has been principal investigator on grants funded by the National Institutes of
Health, the Agency for Healthcare Research and Quality, and the Centers for Disease Control and Prevention (CDC), among others. From 2005 to
2009, Dr. Owens was Chair of the Clinical Efficacy Assessment Subcommittee (CEAS) of the American College of Physicians (ACP), which develops clinical practice guidelines for the ACP.  Dr. Owens is a past President of the Society for Medical Decision Making. He was elected to the
American Society for Clinical Investigation (ASCI), and the Association of American Physicians (AAP), societies that recognize excellence in clinical research.
David A. Talan, MD, FACEP, FIDSA is Chairman of the Department of Emergency Medicine and faculty in the Division of
Infectious Diseases at Olive View-UCLA Medical Center, and Professor of Medicine in Residence at UCLA School of Medicine. He is a Fellow of
the American College of Emergency Physicians and the Infectious Diseases Society of America, and a member of the Society for Academic
Emergency Medicine and the American Society for Microbiology. Dr. Talan received his medical degree from the University of Illinois Medical
College in Chicago. He completed his residencies in Internal and Emergency Medicine and fellowship in Infectious Diseases at the University of
California Los Angeles (UCLA) and its associated medical centers. He is board certified in Internal Medicine, Emergency Medicine, and Infectious
Diseases. Dr. Talan serves on the editorial boards of the Annals of Emergency Medicine, Emergency Medicine News, and Pediatric Emergency
Care and is a reviewer for Clinical Infectious Diseases, Journal of the American Medical Association, and The Medical Letter.
Steven E. Wolf, MD is the Bob and Betty Kelso Distinguished Chair in Burn and Trauma Surgery, Vice Chairman for Research and
Professor in the Department of Surgery at the University of Texas Health Science Center at San Antonio (UTHSCSA). He serves as
Chair for the Institutional Review Board UTHSCSA.  He is Burn Surgeon and Chief of Clinical Research at the United States Army Institute of
Surgical Research at Fort Sam Houston and Pediatric Burn Program Director at University Hospital.  Dr. Wolf received his medical degree from
UTMB Galveston and completed his post graduate training at the University of Missouri-Kansas City and at Shriners Hospital for Children in
Galveston.   Dr. Wolf has previously held the position of Director of the US Army Institute of Surgical Research Burn Center at Brooke Army
Medical Center and Assistant Chief of Staff at Shriners Hospital for Children.  He has authored over 150 peer reviewed publications and is nationally and internationally recognized for his work in burn and trauma care and regenerative medicine.  Dr. Wolf received the 2009 Health
Care Heroes Outstanding Physician Award. Dr. Wolf is Editor-in-Chief of Burns and on the editorial boards of Journal of Burn Care and
Rehabilitation and Surgery News.

Aspen Bio Pharma

BECKER & ASSOCIATES
CONSULTING INC

PRICESpective
PRICING STRATEGY CONSULTANTS

COVANCE
THE DEVELOPMENT SERVICES COMPANY

Secured Industry Leading Expertise

Committed to Success!
•Regulatory Strategy
and Execution
•Pricing and
Reimbursement
•Global Market Analysis
•Market Strategies

Key Milestones
• Finalize product specs for Instrument
 and Cassette product
• Finalize Manufacturing Agreements
• Complete Supplemental Study and
 advance response to FDA
• Finalize marketing/commercial plans
• Determine best source of funds
• Advance Animal Business Opportunity
• Achieve FDA clearance ELISA
• Commence Device/Cassette
 Pivotal Trial
• File FDA 510K for
 Device/Cassette
• Determine final pricing and
 reimbursement strategy
• Build Commercial Capability
Balance ‘09
Next Year…
Executing towards commercialization!

“AspenBio…a small company with BIG opportunities”